BLUE CHIP INVESTOR FUNDS

Supplement dated September 1, 2008

to the Prospectus dated May 1, 2008

Blue Chip Investor Fund

Effective November 1, 2008, the Funds will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.